EXHIBIT 99.1

Lakeland Bancorp Reports 19% Increase in Second Quarter Earnings

OAK RIDGE, N.J., July 14, 2011 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported Net Income Available to Common Shareholders in the second quarter of 2011 of $4.6 million or $0.18 per diluted share compared to $3.8 million, or $0.15 per diluted share for the same period last year. Net Income Available to Common Shareholders for the first six months of 2011 was $8.0 million or $0.31 per diluted share, as compared to $7.5 million, or $0.30 per diluted share for the same period last year.

The Company declared a quarterly cash dividend of $0.06 per common share, payable on August 15, 2011 to holders of record as of the close of business on July 29, 2011. The Company also declared a dividend of 5% for the quarterly dividend payment due August 15, 2011 for the preferred stock issued to the U.S. Department of the Treasury under the Capital Purchase Program ("CPP").

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "Our earnings growth in the second quarter of 2011 has been driven by a strong Net Interest Margin which has consistently exceeded 3.90%, a 2% year-over-year reduction in noninterest expenses, lower dividends on Preferred Stock reflecting a total of $40.0 million in repayments to the U.S. Department of the Treasury to repurchase Preferred Stock under the CPP, and a lower effective tax rate."

Earnings

Net Interest Income

Net interest income for the second quarter of 2011 was $24.4 million, as compared to $24.9 million for the same period in 2010. Net Interest Margin for the second quarter of 2011 was 3.90%, equivalent to the first quarter of 2011, and compared to 3.96% reported in the second quarter of 2010. The yield on interest-earning assets declined to 4.71% in the second quarter of 2011 compared to 5.01% for the same period last year. The cost of interest-bearing liabilities decreased from 1.25% in the second quarter of 2010 to 0.99% in the second quarter of 2011. The decrease in the cost of funds was due to the continued management of deposit rates this quarter.

Year-to-date, net interest income at $49.0 million compared to the $49.5 million reported for the first six months of 2010. Net Interest Margin for the first six months of 2011 at 3.90% compared to 3.98% for the same period last year. The Company's yield on earning assets decreased from 5.07% for the first six months of 2010, to 4.72% for the same period this year. The Company's cost of interest bearing liabilities decreased from 1.30% for the first six months of 2010 to 1.00% for the first six months of this year.

Noninterest Income

Noninterest income, exclusive of gains on sales of investment securities, totaled $4.3 million for the second quarter of 2011, as compared to $4.6 million for the same period last year. In the second quarter of 2011, the Company recorded $444,000 on gains on sales of investment securities, as compared to no gains for the same period last year. Service charges on deposit accounts totaling $2.6 million increased by 3%, while commissions and fees at $1.0 million increased by $207,000, or 25%, primarily due to a $125,000, or 52%, increase in investment commission income. Gains on leasing related assets at $230,000 decreased by $325,000, reflecting a smaller portfolio, while other income at $66,000 was $214,000 lower than the same period last year, as the Company recorded a gain of $181,000 on the sale of a branch office building in the second quarter of 2010.

Noninterest income, exclusive of gains on sales of investment securities, totaled $8.5 million for the first six months of 2011 compared to $8.7 million for the same period last year. Gains on investment securities totaled $444,000 in 2011 as compared to $1,000 in 2010. Service charges on deposit accounts at $5.0 million were up 2%, while commissions and fees at $1.9 million increased by 9%, primarily due to increased investment commission income. Gains on leasing related assets at $693,000 decreased by $166,000 in 2011, while other income at $168,000 decreased by $197,000 due to the aforementioned gain on the sale of the branch office in 2010.

Noninterest Expense

Noninterest expense for the second quarter of 2011 was $16.7 million, as compared to $17.1 million for the same period last year, a decrease of 2%. Salary and benefit expense at $9.2 million increased by 2%, while occupancy, furniture and equipment expenses at $2.8 million was equivalent to last year's total. FDIC insurance expense at $595,000 decreased by $369,000, or 38%, primarily as a result of changes made by the FDIC in the method of calculating assessment rates, while collection expense at $60,000 decreased by $99,000, due to a reduction in leasing related collection costs. The efficiency ratio for the second quarter of 2011 was 56.2%.

For the first six months of 2011, noninterest expense was $33.8 million, compared to $33.9 million in 2010. Salary and benefit costs at $18.2 million increased 2%, while occupancy, furniture and equipment expenses at $5.9 million were equivalent to last year's total. FDIC insurance expense at $1.5 million decreased by $355,000, or 19%, resulting from the aforementioned change in FDIC assessment rate methodology. Other real estate owned and other repossessed asset expense at $472,000 increased by $237,000, while other expenses at $4.3 million were down 3% from last year's total.

Financial Condition

At June 30, 2011, total assets were $2.74 billion, a decrease of 2% from December 31, 2010. Total loans were $1.98 billion, a decrease of $28.6 million from $2.01 billion at year-end 2010, primarily due to leasing loans, which have decreased by $28.3 million this year, including a $16.3 million sale in the first quarter of 2011. Total deposits were $2.18 billion, a decrease of $13.5 million from December 31, 2010. Noninterest bearing demand deposits at $409.8 million have increased by $25.9 million or 7% from year-end 2010, while savings and interest-bearing transaction accounts at $1.37 billion and time deposits at $402.4 million, have decreased by $29.0 million, and $10.5 million, respectively.

Asset Quality

At June 30, 2011, non-performing assets totaled $56.5 million (2.06% of total assets) compared to $50.4 million (1.83% of total assets) at March 31, 2011. The Allowance for Loan and Lease Losses totaled $28.3 million at June 30, 2011 and represented 1.42% of total loans, as compared to 1.36% at year-end 2010. In the second quarter of 2011, the Company had net charge offs totaling $5.3 million. For the first six months of 2011, the Company had net charge-offs of $9.4 million, as compared to $7.7 million for the same period last year.

Capital

At June 30, 2011, stockholders' equity was $250.6 million and book value per common share was $9.11. As of June 30, 2011, the Company's leverage ratio was 8.09%. Tier I and total risk based capital ratios were 10.95% and 13.26%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.7 billion and forty-seven (47) offices spanning six northern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three months ended June 30,		Six months ended June 30,

	2011	2010	2011	2010
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 24,421	$ 24,929	$ 49,005	$ 49,516
Provision for Loan and Lease Losses	(5,406)	(5,001)	(10,333)	(9,880)
Noninterest Income (excluding investment securities gains/losses)	4,266	4,553	8,496	8,661
Gains on investment securities	444	--	444	1
Noninterest Expense	(16,732)	(17,107)	(33,758)	(33,887)
Pretax Income	6,993	7,374	13,854	14,411
Tax Expense	(2,135)	(2,621)	(4,225)	(5,092)
Net Income	$ 4,858	$ 4,753	$ 9,629	$ 9,319
Dividends on Preferred Stock and Discount Accretion	(294)	(904)	(1,580)	(1,802)
Net Income Available to Common Stockholders	$ 4,564	$ 3,849	$ 8,049	$ 7,517

Basic Earnings Per Common Share (1)	$ 0.18	$ 0.15	$ 0.32	$ 0.30
Diluted Earnings Per Common Share (1)	$ 0.18	$ 0.15	$ 0.31	$ 0.30
Dividends per Common Share (1)	$ 0.06	$ 0.05	$ 0.12	$ 0.10
Weighted Average Shares - Basic (1)	25,290	25,083	25,270	25,052
Weighted Average Shares - Diluted (1)	25,480	25,162	25,427	25,073

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.71%	0.69%	0.70%	0.68%
Annualized Return on Average Common Equity	8.47%	8.70%	8.51%	8.65%
Annualized Return on Average Tangible Common Equity (4)	13.64%	14.59%	13.80%	14.61%
Annualized Return on Interest Earning Assets	4.71%	5.01%	4.72%	5.07%
Annualized Cost of Interest Bearing Liabilities	0.99%	1.25%	1.00%	1.30%
Annualized Net interest spread	3.72%	3.76%	3.73%	3.77%
Annualized Net interest margin	3.90%	3.96%	3.90%	3.98%
Efficiency ratio	56.17%	55.94%	56.43%	56.40%
Stockholders' equity to total assets			9.14%	10.15%
Book value per common share (1) (2)			$ 9.11	$ 8.78
Tangible book value per common share (1) (2) (4)			$ 5.69	$ 5.28
Tangible common equity to tangible assets (2) (4)			5.46%	5.03%

ASSET QUALITY RATIOS			6/30/2011	12/31/2010
Ratio of allowance for loan and lease losses to total loans (3)			1.42%	1.36%
Non-performing loans to total loans (3)			2.77%	2.14%
Non-performing assets to total assets (3)			2.06%	1.60%
Annualized net charge-offs to average loans (3)			0.95%	0.88%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2011	12/31/2010
Loans and Leases			$ 1,983,675	$ 2,012,314
Allowance for Loan and Lease Losses			(28,252)	(27,331)
Investment Securities			515,042	553,680
Total Assets			2,741,335	2,792,674
Total Deposits			2,182,383	2,195,889
Short-Term Borrowings			90,251	52,123
Other Borrowings			207,322	272,322
Stockholders' Equity			250,568	260,709

SELECTED AVERAGE BALANCE SHEET DATA	For the three months ended		For the six months Ended
	6/30/2011	6/30/2010	6/30/2011	6/30/2010
Loans and Leases, net	$ 1,983,253	$ 1,999,494	$ 1,991,609	$ 2,004,414
Investment Securities	531,045	482,386	537,627	475,301
Interest-Earning Assets	2,542,351	2,550,143	2,559,697	2,537,955
Total Assets	2,762,024	2,771,724	2,779,386	2,761,813
Non Interest-Bearing Demand Deposits	411,212	351,970	406,080	340,624
Savings Deposits	333,036	321,699	327,660	317,386
Interest-Bearing Transaction Accounts	1,074,620	1,051,107	1,084,070	1,063,088
Time Deposits	411,216	477,542	412,342	474,636
Total Deposits	2,230,084	2,202,318	2,230,152	2,195,734
Short-Term Borrowings	64,015	58,050	62,005	56,934
Other Borrowings	207,353	223,269	220,669	223,274
Total Interest-Bearing Liabilities	2,090,239	2,131,667	2,106,746	2,135,319
Stockholders' Equity	248,455	275,277	254,269	273,304
Common Stockholders' Equity	230,123	219,028	228,098	217,138

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Excludes preferred stock
(3) Includes leases held for sale
(4) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six months Ended June 30,
	2011	2010	2011	2010
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$ 26,120	$ 28,049	$ 52,785	$ 56,301
Federal funds sold and interest bearing deposits with banks	11	40	23	68
Taxable investment securities	2,962	3,009	5,675	5,992
Tax exempt investment securities	507	497	1,006	1,017
TOTAL INTEREST INCOME	29,600	31,595	59,489	63,378
INTEREST EXPENSE
Deposits	2,807	3,868	5,738	8,273
Federal funds purchased and securities sold under agreements to repurchase	28	31	55	68
Other borrowings	2,344	2,767	4,691	5,521
TOTAL INTEREST EXPENSE	5,179	6,666	10,484	13,862
NET INTEREST INCOME	24,421	24,929	49,005	49,516
Provision for loan and lease losses	5,406	5,001	10,333	9,880
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	19,015	19,928	38,672	39,636

NONINTEREST INCOME
Service charges on deposit accounts	2,571	2,500	5,049	4,948
Commissions and fees	1,040	833	1,872	1,718
Gains on sales of investment securities	444	0	444	1
Income on bank owned life insurance	359	385	714	771
Gain on leasing related assets	230	555	693	859
Other income	66	280	168	365
TOTAL NONINTEREST INCOME	4,710	4,553	8,940	8,662
NONINTEREST EXPENSE
Salaries and employee benefits	9,199	8,996	18,185	17,899
Net occupancy expense	1,602	1,636	3,513	3,431
Furniture and equipment	1,225	1,221	2,389	2,391
Stationery, supplies and postage	395	386	760	812
Marketing expense	619	648	1,234	1,202
Amortization of core deposit intangibles	266	266	531	531
FDIC insurance expense	595	964	1,542	1,897
Collection expense	60	159	125	307
Legal expense	411	423	706	764
Expenses on other real estate owned and other repossessed assets	200	198	472	235
Other expenses	2,160	2,210	4,301	4,418
TOTAL NONINTEREST EXPENSE	16,732	17,107	33,758	33,887
INCOME BEFORE PROVISION FOR INCOME TAXES	6,993	7,374	13,854	14,411
Provision for income taxes	2,135	2,621	4,225	5,092
NET INCOME	$ 4,858	$ 4,753	$ 9,629	$ 9,319
Dividends on Preferred Stock and Discount Accretion	294	904	1,580	1,802
Net Income Available to Common Stockholders	$ 4,564	$ 3,849	$ 8,049	$ 7,517
EARNINGS PER COMMON SHARE
Basic	$ 0.18	$ 0.15	$ 0.32	$ 0.30
Diluted	$ 0.18	$ 0.15	$ 0.31	$ 0.30

DIVIDENDS PER COMMON SHARE	$ 0.06	$ 0.05	$ 0.12	$ 0.10

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

ASSETS	June 30, 2011	December 31, 2010
(dollars in thousands)	(unaudited)
Cash and due from banks	$ 42,423	$ 26,063
Federal funds sold and interest-bearing deposits due from banks	29,242	23,215
Total cash and cash equivalents	71,665	49,278

Investment securities available for sale	444,067	487,107
Investment securities held to maturity; fair value of $73,422 in 2011 and $68,815 in 2010	70,975	66,573
Loans:
Commercial, secured by real estate	1,050,458	1,041,015
Commercial, industrial and other	197,770	194,259
Leases	38,895	65,640
Residential mortgages	393,062	403,561
Consumer and home equity	303,490	306,322
Leases held for sale, at fair value	--	1,517
Total loans	1,983,675	2,012,314
Deferred cost	1,174	2,303
Allowance for loan and lease losses	(28,252)	(27,331)
Net loans	1,956,597	1,987,286
Premises and equipment, net	27,402	27,554
Accrued interest receivable	8,094	8,849
Goodwill	87,111	87,111
Other identifiable intangible assets, net	47	578
Bank owned life insurance	43,998	43,284
Other assets	31,379	35,054
TOTAL ASSETS	$ 2,741,335	$ 2,792,674

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$ 409,795	$ 383,877
Savings and interest-bearing transaction accounts	1,370,190	1,399,163
Time deposits under $100,000	230,510	241,911
Time deposits $100,000 and over	171,888	170,938
Total deposits	2,182,383	2,195,889
Federal funds purchased and securities sold under agreements to repurchase	90,251	52,123
Other borrowings	130,000	195,000
Subordinated debentures	77,322	77,322
Other liabilities	10,811	11,631
TOTAL LIABILITIES	2,490,767	2,531,965

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized 1,000,000 shares; issued 19,000 shares at June 30, 2011 and 39,000 shares at December 31, 2010	18,367	37,474
Common stock, no par value; authorized 40,000,000 shares; issued 25,976,648 shares at June 30, 2011 and 25,977,592 shares at December 31, 2010	270,050	271,595
Accumulated Deficit	(32,634)	(38,004)
Treasury shares, at cost, 479,133 shares at June 30, 2011 and 655,768 at December 31, 2010	(6,366)	(8,683)
Accumulated other comprehensive gain (loss)	1,151	(1,673)
TOTAL STOCKHOLDERS' EQUITY	250,568	260,709
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 2,741,335	$ 2,792,674

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
(dollars in thousands, except per share data)	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept 30, 2010	June 30, 2010
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 24,421	$ 24,584	$ 25,248	$ 24,990	$ 24,929
Provision for Loan and Lease Losses	(5,406)	(4,927)	(4,544)	(4,857)	(5,001)
Noninterest Income (excluding investment securities gains)	4,266	4,230	4,585	4,408	4,553
Gains (losses) on investment securities	444	--	(68)	1,681	--
Long-term debt prepayment fee	--	--	--	(1,835)	--
Noninterest Expense, excluding long-term debt prepayment fee	(16,732)	(17,026)	(17,567)	(17,116)	(17,107)
Pretax Income	6,993	6,861	7,654	7,271	7,374
Tax Expense	(2,135)	(2,090)	(2,634)	(2,399)	(2,621)
Net Income	$ 4,858	$ 4,771	$ 5,020	$ 4,872	$ 4,753
Dividends on Preferred Stock and Discount Accretion	(294)	(1,286)	(596)	(1,589)	(904)
Net Income Available to Common Stockholders	$ 4,564	$ 3,485	$ 4,424	$ 3,283	$ 3,849

Basic Earnings Per Common Share (1)	$ 0.18	$ 0.14	$ 0.17	$ 0.13	$ 0.15
Diluted Earnings Per Common Share (1)	$ 0.18	$ 0.14	$ 0.17	$ 0.13	$ 0.15
Dividends per Common Share (1)	$ 0.06	$ 0.06	$ 0.06	$ 0.05	$ 0.05
Weighted Average Shares - Basic (1)	25,290	25,249	25,166	25,117	25,083
Weighted Average Shares - Diluted (1)	25,480	25,382	25,307	25,156	25,162

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.71%	0.69%	0.71%	0.69%	0.69%
Annualized Return on Average Common Equity	8.47%	8.56%	8.86%	8.63%	8.70%
Annualized Return on Tangible Common Equity (3)	13.64%	13.97%	14.54%	14.23%	14.59%
Annualized Net Interest Margin	3.90%	3.91%	3.93%	3.93%	3.96%
Efficiency ratio (3)	56.17%	56.70%	57.05%	56.40%	55.94%
Stockholders' equity to total assets	9.14%	8.91%	9.34%	9.41%	10.15%
Common stockholders' equity to total assets	8.47%	8.24%	7.99%	8.07%	8.09%
Tangible common equity to tangible assets (3)	5.46%	5.23%	5.01%	5.05%	5.03%
Tier 1 risk-based ratio	10.95%	10.72%	12.43%	12.44%	13.24%
Total risk-based ratio	13.26%	13.10%	13.68%	13.69%	14.49%
Tier 1 leverage ratio	8.09%	7.79%	9.21%	9.14%	9.77%
Book value per common share (1) (2)	$ 9.11	$ 8.90	$ 8.82	$ 8.84	$ 8.78
Tangible book value per common share (1) (2) (3)	$ 5.69	$ 5.47	$ 5.35	$ 5.36	$ 5.28

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Excludes preferred stock
(3) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
(dollars in thousands)	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept 30, 2010	June 30, 2010
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 1,983,675	$ 1,975,483	$ 2,012,314	$ 1,984,139	$ 1,992,848
Allowance for Loan and Lease Losses	(28,252)	(28,192)	(27,331)	(27,218)	(27,728)
Investment Securities	515,042	540,041	553,680	508,606	512,154
Total Assets	2,741,335	2,751,576	2,792,674	2,769,471	2,738,557
Total Deposits	2,182,383	2,238,512	2,195,889	2,234,772	2,170,145
Short-Term Borrowings	90,251	46,382	52,123	68,448	54,176
Other Borrowings	207,322	207,322	272,322	193,222	223,222
Stockholders' Equity	250,568	245,071	260,709	260,725	277,862

Loans and Leases
Commercial real estate	$ 1,050,458	$ 1,038,850	$ 1,041,015	$ 1,017,099	$ 1,022,515
Commercial, industrial and other	197,770	194,616	194,259	177,465	179,199
Leases	38,895	46,050	65,640	77,440	87,936
Leases held for sale	--	--	1,517	2,029	3,233
Residential mortgages	393,062	393,935	403,561	403,019	394,610
Consumer and Home Equity	303,490	302,032	306,322	307,087	305,355
Total loans	$ 1,983,675	$ 1,975,483	$ 2,012,314	$ 1,984,139	$ 1,992,848

Deposits
Noninterest bearing	$ 409,795	$ 407,099	$ 383,877	$ 379,625	$ 358,054
Savings and interest-bearing transaction accounts	1,370,190	1,414,604	1,399,163	1,413,063	1,352,373
Time deposits under $100,000	230,510	240,614	241,911	256,705	266,891
Time deposits $100,000 and over	171,888	176,195	170,938	185,379	192,827
Total deposits	$ 2,182,383	$ 2,238,512	$ 2,195,889	$ 2,234,772	$ 2,170,145

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 1,983,253	$ 2,000,057	$ 1,995,857	$ 1,976,248	$ 1,999,494
Investment Securities	531,045	544,282	549,034	506,485	482,386
Interest-Earning Assets	2,542,351	2,577,235	2,577,464	2,546,557	2,550,143
Total Assets	2,762,024	2,797,539	2,802,024	2,781,733	2,771,724
Non Interest-Bearing Demand Deposits	411,212	400,891	393,710	364,075	351,970
Savings Deposits	333,036	322,225	316,261	319,438	321,699
Interest-Bearing Transaction Accounts	1,074,620	1,093,625	1,118,540	1,082,769	1,051,107
Time Deposits	411,216	413,481	425,951	452,129	477,542
Total Deposits	2,230,084	2,230,222	2,254,462	2,218,411	2,202,318
Short-Term Borrowings	64,015	59,972	75,020	62,015	58,050
Other Borrowings	207,353	234,134	197,316	220,371	223,269
Total Interest-Bearing Liabilities	2,090,239	2,123,437	2,133,088	2,136,722	2,131,667
Stockholders' Equity	248,455	260,148	262,270	268,295	275,277
Common Stockholders' Equity	230,123	226,051	224,849	223,941	219,028

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
(dollars in thousands)	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept. 30, 2010	June 30, 2010
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	5.28%	5.41%	5.49%	5.55%	5.63%
Taxable investment securities	2.58%	2.28%	2.35%	2.80%	2.86%
Tax-exempt securities	4.38%	4.54%	4.67%	4.81%	5.03%
Federal funds sold and interest-bearing cash accounts	0.16%	0.15%	0.14%	0.26%	0.23%
Total interest-earning assets	4.71%	4.74%	4.81%	4.93%	5.01%
Liabilities:
Savings accounts	0.16%	0.16%	0.17%	0.18%	0.19%
Interest-bearing transaction accounts	0.55%	0.56%	0.63%	0.68%	0.76%
Time deposits	1.18%	1.26%	1.33%	1.40%	1.45%
Borrowings	3.50%	3.23%	3.48%	3.88%	3.98%
Total interest-bearing liabilities	0.99%	1.00%	1.07%	1.18%	1.25%
Net interest spread (taxable equivalent basis)	3.72%	3.73%	3.74%	3.74%	3.76%
Annualized Net Interest Margin (taxable equivalent basis)	3.90%	3.91%	3.93%	3.93%	3.96%
Annualized Cost of Deposits	0.50%	0.53%	0.59%	0.64%	0.70%

ASSET QUALITY DATA
Allowance for Loan Losses
Balance at beginning of period	$ 28,192	$ 27,331	$ 27,218	$ 27,728	$ 26,836
Provision for loan losses	5,406	4,927	4,544	4,857	5,001
Net Charge-offs	(5,346)	(4,066)	(4,431)	(5,367)	(4,109)
Balance at end of period	$ 28,252	$ 28,192	$ 27,331	$ 27,218	$ 27,728

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 2,047	$ 2,003	$ 1,991	$ 2,937	$ 1,963
Commercial, industrial and other	2,484	598	972	1,077	989
Leases	354	587	963	462	828
Home equity and consumer	329	586	298	784	254
Real estate - mortgage	132	292	207	107	75
Net charge-offs	$ 5,346	$ 4,066	$ 4,431	$ 5,367	$ 4,109

Nonperforming Assets
Commercial real estate	$ 27,596	$ 26,202	$ 19,226	$ 20,766	$ 20,053
Commercial, industrial and other	6,312	920	1,702	2,641	3,701
Leases	4,971	5,299	6,277	5,453	6,274
Home equity and consumer	3,456	3,259	2,930	2,653	2,436
Real estate - mortgage	12,710	13,023	12,834	11,960	8,576
Total non-accruing loans	55,045	48,703	42,969	43,473	41,040
Property acquired through foreclosure or repossession	1,439	1,729	1,592	1,745	1,277
Total non-performing assets	$ 56,484	$ 50,432	$ 44,561	$ 45,218	$ 42,317

Loans past due 90 days or more	$ 2,793	$ 1,902	$ 1,218	$ 263	$ 578
Loans restructured and still accruing	$ 7,476	$ 8,356	$ 9,073	$ 6,326	$ 8,561

Ratio of allowance for loan and lease losses to total loans *	1.42%	1.43%	1.36%	1.37%	1.39%
Non-performing loans to total loans *	2.77%	2.47%	2.14%	2.19%	2.06%
Non-performing assets to total assets *	2.06%	1.83%	1.60%	1.63%	1.55%
Annualized net charge-offs to average loans *	1.08%	0.81%	0.89%	1.09%	0.82%

* Includes leases held for sale

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
(dollars in thousands, except per share amounts)	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept 30, 2010	June 30, 2010
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 232,201	$ 226,760	$ 223,235	$ 223,360	$ 221,512
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	47	312	578	843	1,109
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 145,043	$ 139,337	$ 135,546	$ 135,406	$ 133,292

Shares outstanding at end of period (1)	25,498	25,466	25,322	25,264	25,229

Book value per share - GAAP (1)	$ 9.11	$ 8.90	$ 8.82	$ 8.84	$ 8.78

Tangible book value per share - Non-GAAP (1)	$ 5.69	$ 5.47	$ 5.35	$ 5.36	$ 5.28

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 145,043	$ 139,337	$ 135,546	$ 135,406	$ 133,292

Total assets at end of period	$ 2,741,335	$ 2,751,576	$ 2,792,674	$ 2,769,471	$ 2,738,557
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	47	312	578	843	1,109
Total tangible assets at end of period - Non-GAAP	$ 2,654,177	$ 2,664,153	$ 2,704,985	$ 2,681,517	$ 2,650,337

Common equity to assets - GAAP	8.47%	8.24%	7.99%	8.07%	8.09%

Tangible common equity to tangible assets - Non-GAAP	5.46%	5.23%	5.01%	5.05%	5.03%

Calculation of return on average tangible common equity
Net income - GAAP	$ 4,858	$ 4,771	$ 5,020	$ 4,872	$ 4,753

Total average common stockholders' equity	230,123	226,051	224,849	223,941	219,028
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	194	460	724	990	1,255
Total average tangible common stockholders' equity - Non - GAAP	$ 142,818	$ 138,480	$ 137,014	$ 135,840	$ 130,662

Return on average common stockholders' equity - GAAP	8.47%	8.56%	8.86%	8.63%	8.70%

Return on average tangible common stockholders' equity - Non-GAAP	13.64%	13.97%	14.54%	14.23%	14.59%

Calculation of efficiency ratio
Total non-interest expense	$ 16,732	$ 17,026	$ 17,567	$ 18,951	$ 17,107
Less:
Amortization of core deposit intangibles	(266)	(265)	(266)	(265)	(266)
Other real estate owned and other repossessed asset expense	(200)	(272)	(129)	(119)	(198)
Long-term debt prepayment fee	--	--	--	(1,835)	--
Non-interest expense, as adjusted	$ 16,266	$ 16,489	$ 17,172	$ 16,732	$ 16,643

Net interest income	$ 24,421	$ 24,584	$ 25,248	$ 24,990	$ 24,929
Noninterest income	4,710	4,230	4,517	6,089	4,553
Total revenue	29,131	28,814	29,765	31,079	29,482
Plus: Tax-equivalent adjustment on municipal securities	273	269	268	267	268
Less: (gains) losses on investment securities	(444)	--	68	(1,681)	--
Total revenue, as adjusted	$ 28,960	$ 29,083	$ 30,101	$ 29,665	$ 29,750

Efficiency ratio - Non-GAAP	56.17%	56.70%	57.05%	56.40%	55.94%

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Six Months Ended,
(dollars in thousands, except per share amounts)	June 30, 2011	June 30, 2010
Calculation of return on average tangible common equity
Net income - GAAP	$ 9,629	$ 9,319

Total average common stockholders' equity	$ 228,098	$ 217,138
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	326	1,387
Total average tangible common stockholders' equity - Non GAAP	$ 140,661	$ 128,640

Return on average common stockholders' equity - GAAP	8.51%	8.65%

Return on average tangible common stockholders' equity - Non-GAAP	13.80%	14.61%

Calculation of efficiency ratio
Total non-interest expense	$ 33,758	$ 33,887
Less:
Amortization of core deposit intangibles	(531)	(531)
Other real estate owned and other repossessed asset expense	(472)	(235)
Long-term debt prepayment fee	--	--
Non-interest expense, as adjusted	$ 32,755	$ 33,121

Net interest income	$ 49,005	$ 49,516
Noninterest income	8,940	8,662
Total revenue	57,945	58,178
Plus: Tax-equivalent adjustment on municipal securities	542	548
Less: gains on investment securities	(444)	(1)
Total revenue, as adjusted	$ 58,043	$ 58,725

Efficiency ratio - Non - GAAP	56.43%	56.40%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000